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                                                                    Exhibit 23.6



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 4, 1996 appearing on page F-20 of Patriot American Hospitality, Inc.'s Annual Report on Form 10K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP



Miami, Florida
September 27, 1996